                                                              EXHIBIT 31.1

                   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I Kin Shing Li, Chairman of the Board, Chief Executive Officer and Secretary,
certify that:

1.              I have reviewed this Quarterly Report on Form 10-QSB of Great
                Wall Acquisition Corporation;

2.              Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.              Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial conditions, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report.

4.              The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
                13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and
                15d-15(f)) for the small business issuer and have:

                a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed
                     under our supervision, to ensure that material information relating to the small business issuer, including its
                     consolidated subsidiaries, is made known to us by others
                     within those entities, particularly during the period in
                     which this report is being prepared;

                b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable
                     assurance regarding the reliability of financial reporting and the preparation of financial statements for external
                     purposes in accordance with generally accepted accounting
                     principles

                c)   Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this
                     report our conclusions about the effectiveness of the
                     disclosure controls and procedures, as of the end of the
                     period covered by this report based on such evaluation; and

                d)   Disclosed in this report any change in the small business
                     issuer's internal control over financial reporting that
                     occurred during the small business issuer's most recent
                     fiscal quarter (the small business issuer's fourth fiscal
                     quarter in the case of an annual report) that has
                     materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over
                     financial reporting; and

5.              The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent
                functions):

                a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial
                     reporting which are reasonably likely to adversely affect
                     the small business issuer's ability to record, process,
                     summarize and report financial information; and

                b)   Any fraud, whether or not material, that involves
                     management or other employees who have a significant role
                     in the small business issuer's internal control over
                     financial reporting.

 /s/ Kin Shing Li                                   Dated:  November 15, 2004
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    Kin Shing Li
    Chairman and Chief Executive Officer
    (Principal Executive and Financial and Accounting Officer)